SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      May 9, 1995
                                                 -------------------------------



                              Travelers Group Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-9924                52-1568099
     --------------           ----------------         --------------
     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)

            388 Greenwich Street, New York, New York          10013
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               (Address of principal executive offices)     (Zip Code)


                                 (212) 816-8000
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              (Registrant's telephone number, including area code)





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                              TRAVELERS GROUP INC.
                           Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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               Exhibits:

               Exhibit No.    Description
               -----------    -----------

                  1.01   Terms Agreement, dated May 9, 1995,
                         between the Company and Smith Barney
                         Inc., Bear, Stearns & Co. Inc.,
                         Donaldson, Lufkin & Jenrette Securities
                         Corporation, CS First Boston
                         Corporation, Lehman Brothers Inc., J.P.
                         Morgan Securities Inc., Morgan Stanley &
                         Co. Incorporated and Salomon Brothers
                         Inc, as Underwriters, relating to the
                         offer and sale of the Company's 7 7/8%
                         Notes due May 15, 2025.

                  4.01 Form of Note for the Company's 7 7/8% Notes due May 12, 2025.





























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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 11, 1995                    TRAVELERS GROUP INC.



                                   By  /s/ Firoz B. Tarapore
                                     -------------------------------
                                       Firoz B. Tarapore
                                       Deputy Treasurer




































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